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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------


                                  FORM 8-K / A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of this amended report is November 12, 1997 to Form 8-K filed on October 28, 1997.


                         STERLING WORLDWIDE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           NEVADA                        33-55254-29                 87-0438649
(STATE OR OTHER JURISDICTION)      (COMMISSION FILE NUMBER)   (IRS EMPLOYER  I.D. NO.)


                       1301 N. Congress Avenue, Suite 135,
                             Boynton Beach, FL 33426
                                 (561) 732-1200
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)


                            KOALA CAPITAL CORPORATION
                             2200 Boca Raton Blvd.,
                            Boca Raton, Florida 33431
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.


            The contents of Sterling Worldwide Corporation's ("Sterling" or the "Company") Form 8-K, filed via EDGAR on October 28, 1997 are incorporated herein by reference into this Form 8-K /A.



ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.


            See Item number 1, above, except the first paragraph of Item 2, which is amended as follows:

            On August 2, 1997, the Company agreed to sell the Company's operating subsidiaries, Travel Net Inc. and Sterling AKG Corp. to the Company's majority stockholder, Laurie Doll Gladstone in exchange for the return to the Company of all the shares of common stock of the Company owned by her. The exchange was contingent, in part, upon the Company's obtaining a net worth of $10,000,000 on or before October 1, 1997. The Company's accountants, on September 30, 1997, confirmed that the value of assets as reported and represented to them of the acquired group of companies holding titles to the Fort Thomas Hotel, St. Kitts, WI was $9,545,000. The Company believes that with the acquisition of said asset, substantial compliance with the agreement with Ms. Gladstone was achieved. However, a dispute exist between the LaSalle Group and Ms. Gladstone as to whether or not the condition has been met. LaSalle Group believes that a compromise was reached whereby 1,000,000 shares of Wasatch International Corporation common stock held in escrow would be released to Ms. Gladstone in compromise of her possible claims and therefore, the Company believes it has satisfied all conditions with the aforementioned acquisition of the Fort Thomas Hotel and management of the Company has remained unchanged and with designees of the LaSalle Group through the date of filing. Ms. Gladstone may institute litigation to attempt to enforce the right she believes she retains; however as of this filing, no litigation has been instituted.


ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.


      See Item number 1, above.


ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


      The accounting firm of Berkovits & Company, P.A. of Plantation, Florida was appointed to replace Smith & Company, of Salt Lake City, Utah, effective May 21, 1997 when the Company moved its offices from Salt Lake City to Florida. The Board of Directors
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approved the termination of Smith & Company as it felt the Company would be better served by a accounting firm in closer proximity to the Company's offices in Florida, particularly in view of the fact that Smith & Company does not have an office in the State of Florida. There were no disagreements between management and Smith & Company.

            Smith & Company's report concerning the financial statements as of December 31, 1994 and 1995 was filed with the Company's Form 10-K for the fiscal year ending December 31, 1995. That report did not disclose any disagreements with the Company or adverse opinions, disclaimer of opinions, nor was it qualified or modified as to uncertainty , audit scope, or accounting principles, as there were no such conditions or events to report. See Exhibit A attached hereto.

ITEM 5.     OTHER EVENTS.

      See Item number 1, above.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      Exhibit A     Letter from Smith & Company

      The Exhibits to the Company's Form 8-K filed on via EDGAR on October 28, 1997 are incorporated herein by reference into this Form 8-K /A.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STERLING WORLDWIDE CORPORATION



Date: November 12, 1997                     By: /S/__________________________
                                                Anne M.E. Greyling, Director and
                                                President